3. DIVESTITURE	9 Months Ended
Mar. 31, 2014
Business Combinations [Abstract]
3. DIVESTITURE

Effective February 28, 2014, the Company divested assets and liabilities that made up its Immediate Edge subscription business (“Edge”) to Raine Ventures, LLC (“Raine”) in exchange for the 10,560,000 common shares of the Company which Raine had held. Included with the Edge business was cash of approximately $1,000 and intangible assets including goodwill of approximately $225,000. Raine assumed liability for deferred revenue of approximately $19,000. The Company recorded zero gain or loss on the divestiture. Operating results for the Edge have been reclassified as discontinued operations for each period presented in these financial statements (see note 5). Raine had been party to a contractor agreement with the Company which had expired in 2012 and was extended on a month to month basis and was terminated concurrent with the divestiture.